UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     February 19, 2004



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                             1-9532                  13-1964841
(State or other jurisdiction      (Commission       (IRS Employer Identification
 of Incorporation)                File Number)                 Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

     On February 19, 2004, Audiovox Corporation (the Company) announced that it had signed a non-binding letter of intent to sell a controlling interest in the Company's wireless subsidiary, Audiovox Communications Corp., to Curitel Communications, Inc. A copy of the press release is filed as Exhibit 99.1.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.

      Exhibit No.                   Description

         99.1              Press Release, dated February 19, 2004

         99.2              Press Release, dated February 24, 2004



ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 24, 2004, the Company issued a press release reporting fourth quarter and fiscal year end 2003 results. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated by reference in its entirety.





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AUDIOVOX CORPORATION




Dated:  February 25, 2004                    By: /s/Charles M. Stoehr
                                                 -----------------------
                                        Charles M. Stoehr
                                        Senior Vice President and
                                        Chief Financial Officer




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EXHIBIT INDEX


Exhibit No.     Description

     99.1       Press Release, dated February 19, 2004, announcing  non-binding letter of intent

     99.2       Press Release, dated February 24, 2004, announcing  fourth quarter and fiscal year end 2003 results




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